                                                                EXHIBIT 10.16.20


                               EIGHTH AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT


          THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 31, 1996, is made by and among HARRY'S FARMERS MARKET, INC., a Georgia corporation (the "Company"), NATIONSBANK, N.A. (SOUTH) (f/k/a NationsBank of Georgia, National Association) and CREDITANSTALT-BANKVEREIN, New York Branch, a banking company organized under the laws of Austria, (collectively the "Lenders") and NATIONSBANK, N.A. (SOUTH) (f/k/a NationsBank of Georgia, National Association), as Agent (the "Agent").

          The Lenders, the Agent and the Company entered into the Amended and Restated Credit Agreement dated as of December 30, 1994 (as amended to date, the "Credit Agreement") pursuant to which the Lenders provided certain credit facilities to the Company.

          The Company intends to refinance the outstanding indebtedness represented by the Citicorp Note pursuant to the terms of that certain Application/Contract dated on or about November 6, 1996 (the "Contract") by and between the Company, as Applicant and Nationwide Life Insurance Company ("Nationwide") and as further evidenced by that certain Real Estate Note dated as of December 27, 1996 (the "Real Estate Note") executed by RPI in favor of Nationwide in the initial principal amount of $2,700,000. In connection with the transactions contemplated by the Contract, certain property currently owned by the Company securing the Citicorp Note will be transferred to Roman Properties, Inc., a Georgia corporation and a newly created subsidiary of the Company ("RPI") pursuant to the terms of that certain Quitclaim Deed dated as of December 27, 1996 by and between the Company and RPI and that certain Bill of Sale dated as of December 27, 1996 by and between the Company and RPI (collectively, the "Bill of Sale"). The Company will lease the property transferred to RPI pursuant to the terms of that certain Lease dated as of December 27, 1996 (the "Lease") by and between the Company and RPI. The obligations of the Company arising under the Contract and the Real Estate Note will be secured pursuant to the terms of that certain Deed to Secure Debt and Security Agreement dated December 27, 1996 (the "Deed to Secure Debt") executed by RPI in favor of Nationwide. The transactions contemplated by the Contract, including, but not limited to, the creation of RPI, the transfer of assets from the Company to RPI pursuant to the Bill of Sale, the Real Estate Note, the Deed to Secure Debt, the Loan Documents (as defined in the Real Estate Note) and the Lease are collectively referred to herein as the "Refinancing".

          The parties now desire (i) that the Lenders and the Agent waive the Events of Default that may arise under the Credit Agreement as a result of the Refinancing and (ii) to amend the Credit Agreement to amend certain covenants and other provisions.

          In consideration of the agreements contained herein, the parties hereto agree as follows:

          Section 1.  Amendment of Credit Agreement.
                      -----------------------------

                                     -A-1-

     (a) Section 1.1. Section 1.1 of the Credit Agreement is hereby amended
         -----------
by adding the following definitions in the appropriate alphabetic order:

          "'Bill of Sale' means collectively each of that certain Quitclaim Deed dated as of December 27, 1996 by and between the Company and RPI and that certain Bill of Sale dated as of December 27, 1996 by and between the Company and RPI.

          'Lease' means that certain Lease dated as of December 27, 1996 by and between the Company and RPI, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms.

          'Nationwide' means Nationwide Life Insurance Company.

          'Nationwide Loan Agreement' means that certain Application/Contract dated on or about November 6, 1996 by and between the Company and Nationwide, together with that certain Real Estate Note, and each of the Loan Documents (as defined in the Real Estate Note), as each may be amended, restated supplemented or otherwise modified from time to time in accordance with their respective terms.

          'Real Estate Note' means that certain Real Estate Note dated December 27, 1996 executed by RPI in favor of Nationwide in the original principal amount of $2,700,000, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms.

          'RPI' means Roman Properties, Inc., a Georgia corporation and a Subsidiary of the Company."

     (b) Section 2.16.  The Credit Agreement is hereby further amended by
         ------------
deleting Section 2.16(a) in its entirety and substituting in lieu thereof the following:

     "2.16.  USE OF PROCEEDS

          (a) The proceeds of the Loans made on the Closing Date shall be used to refinance the amounts advanced pursuant to the Existing Credit Agreement, the Existing Loan Documents and the Existing Term Loan, and to pay all related fees and expenses of the transactions contemplated in this Agreement. In addition, such proceeds provided on the Closing Date, together with the proceeds of the issuance of the Preferred Stock shall be used to pay in full the Pattillo Construction Loan. Subject to subsection
     (b) below, subsequent Revolving Credit Loans shall be utilized for working capital and general corporate purposes of the Company and to pay drawings, if any, paid on the Letter of Credit; provided however, that, in no event shall the proceeds of any Revolving Credit Loan be used to pay any principal amount owing by the Company on the indebtedness evidenced by the Nationwide

                                     -A-2-

     Loan Agreement or any extension, renewal or refinancing thereof, without the prior written consent of the Required Lenders."

     (c) Section 8.4.  The Credit Agreement is hereby further amended by
         -----------
deleting Section 8.4. in its entirety and substituting in lieu thereof the following:

     "8.4.  INVESTMENTS

          Make or permit to remain outstanding any Investments except (a) Permitted Investments, (b) the ownership of the capital stock of Permitted Subsidiaries by the Company or its Subsidiaries and (c) the ownership of all of the shares of the outstanding capital stock of RPI by the Company."

     (d) Section 8.7.  The Credit Agreement is hereby further amended by
         -----------
deleting Section 8.7. in its entirety and substituting in lieu thereof the following:

     "8.7.  EXECUTION AND MODIFICATIONS OF CERTAIN DOCUMENTS

          Amend its certificate of incorporation or by-laws in a manner adverse to the Lenders; or amend, modify, cancel, terminate, waive any default under or breach of, in any manner whatsoever, any Material Contract other than in the ordinary course of business; or enter into any new agreement that is inconsistent with the obligations of the Company or any Subsidiary under any Credit Document. Notwithstanding the foregoing, the Company will not amend the Stockholders' Agreement, the Lease or the Nationwide Loan Agreement without the consent of the Required Lenders. Further, the Company agrees that in no event shall the Company loan, owe, or in any way transfer any sums to RPI other than the amounts owing under the Lease. Further, the Company shall cause RPI to transfer to the Company immediately upon the payment of rent under the Lease all amounts paid as rent under the Lease which exceed the monthly payments of interest and principal owing to Nationwide pursuant to the Real Estate Note."

     (e) Section 8.15  The Credit Agreement is hereby further amended by adding
         ------------
the following Section 8.15.:

     "8.15.  AGREEMENTS REGARDING RPI

          (a) Transfer any equipment, inventory, goods, accounts or any other property or asset to RPI or otherwise permit RPI to own any property or other assets other than the property described in the Bill of Sale.

          (b) Permit RPI to incur any indebtedness or other contractual or other obligation other than the indebtedness incurred pursuant to the Nationwide Loan Agreement."

                                     -A-3-

     (f) Section 8.16.  The Credit Agreement is hereby further amended by adding
         -------------
the following Section 8.16.:

     "8.16.  AGREEMENTS REGARDING THE LEASE

          For purposes of the Credit Agreement and each of the other Credit Documents, the parties hereby agree that the transaction contemplated by the Lease shall be considered to be a transfer of a leasehold estate in land and any sublease, assignment or other transfer of any interest of the Company in such Lease shall be considered to be a Disposition. Notwithstanding the terms of Section 8.1. hereof, (a) the Company may sublease any portion of the property subject to the Lease (a "Sublease") as long as concurrently with the creation of such Sublease, the Company collaterally assigns such Sublease to the Agent for the benefit of the Lenders on terms acceptable to the Agent and (b) the Company shall apply the proceeds of all Subleases pursuant to the terms of Section 2.15 hereof only during the continuation of an Event of Default and that absent such Event of Default the Company may use the proceeds of such Subleases for general corporate purposes."

     Section 2.  Consent and Waiver.  Upon the satisfaction of each of the
                 ------------------
conditions set forth in Section 6, the Lenders hereby consent to the Refinancing and agree to waive any Events of Default arising as a result of the violation of Sections 8.1(iii), 8.2, 8.3, 8.7, 8.10 or 8.12 of the Credit Agreement caused by the Refinancing.

     Section 3.  Reaffirmation.  The Company hereby reaffirms all
                 -------------
representations and warranties made by the Company to the Lenders and the Agent in the Credit Agreement and the Security Agreement on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

     Section 4.  Representations.  The Company further represents that:
                 ---------------

     (a) Authorization.  The Company has the right and power, and has taken all
         -------------
necessary action to authorize it, to execute and deliver this Amendment and to perform the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by the duly authorized officers of the Company, and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting generally the enforcement of creditors' rights.

     (b) Compliance of Loan Documents with Laws, etc.  The execution and
         -------------------------------------------
delivery of this Amendment, and the performance of the Credit Agreement, as amended by this Amendment, in accordance with their respective terms and the borrowings thereunder do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any approval from any Governmental Agency or violate any applicable law relating to the Company; (ii) conflict with,

                                     -A-4-
result in a breach of or constitute a default under the articles of incorporation or by-laws of the Company, or any indenture, agreement or other instrument to which the Company is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Company other than in favor of the Agent.

     (c) No Default.  No Default or Event of Defaults exists as of the date
         ----------
hereof and, after giving effect to this Amendment and the Refinancing, no Default or Event of Default will occur or exist.

     Section 5.  References to the Credit Agreement and the Other Credit
                 -------------------------------------------------------
Documents.  Each reference to the Credit Agreement and any of the Credit
---------
Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment, and as each may from time to time be further amended, supplemented, restated or otherwise modified in the future by one or more other written amendments or supplemental or modification agreements entered into pursuant to the applicable provisions of the Credit Agreement.

     Section 6.  Conditions Precedent.  It is a condition precedent to the
                 --------------------
effectiveness of this Amendment that the Company deliver to the Agent each of the following, each of which shall be satisfactory in form and substance to the
Agent:

     (a) a fully-executed copy of this Amendment;

     (b) a fully-executed copy of the Contract;

     (c) a fully-executed copy of the Deed to Secure Debt;

     (d) a fully-executed copy of the Lease;

     (e) a fully-executed copy of the Bill of Sale and all documents entered into in connection therewith;

     (f) a Pledge Agreement executed by the Company in favor of the Agent for the benefit of the Lenders in substantially the form of Exhibit A attached hereto whereby the Company will pledge to the Agent for the benefit of the Lenders all of the outstanding stock of RPI owned by the Company;

     (g) an Intercreditor Agreement executed by Nationwide and acknowledged by the Company and RPI in substantially the form of Exhibit C attached hereto;

     (h) a Landlord Waiver executed by RPI in favor of the Agent for the benefit of the Lenders in substantially the form of Exhibit B attached hereto;

     (i) evidence that all obligations arising under the Citicorp Note are indefeasibly paid in full and all liens securing such obligations have been terminated;

                                     -A-5-

     (j) a signed opinion of counsel to the Company and RPI in substantially the form of Exhibit D attached hereto;

     (k) a certificate executed by the chief executive officer and the chief financial officer of the Borrower, stated that (a) on such date, and after giving effect to the transactions contemplated by this Amendment and the Refinancing, no Default or Event of Default has occurred and is continuing; (b) no material adverse change in the financial condition or operations of the business of the Company or any of its Subsidiaries or the projected cash flow of the Company and its Subsidiaries has occurred; and (c) the representations and warranties set forth in Sections 3 and 4 hereof are true and correct in all material respects on and as of such date with the same effect as though made on and as of such date;

     (l) that certain Seventh Amendment to Amended and Restated Credit Agreement and Second Amendment to Security Agreement dated as of July 25, 1996 by and among the Company, the Lenders and the Agent shall be effective in all respects;

     (m) copies of all consents, approvals, authorizations, registrations or filings required to be made or obtained by the Borrower and its Subsidiaries in connection with the execution and delivery of this Amendment, the Refinancing and the consummation of the transactions contemplated hereby or thereby;

     (n) a copy certified by the Secretary of the Company of all corporate or other necessary action taken by the Company to authorize the execution, delivery and performance of the transactions contemplated by this Amendment and the Refinancing;

     (o) a copy of the articles of incorporation (certified as of a recent date by the Secretary of State of Georgia) and bylaws (certified by the Secretary of the Company) of the Company as in effect on the date hereof;

     (p) a certificate of incumbency and specimen signatures with respect to each of the officers of the Company who are authorized to execute and deliver all documents contemplated by this Amendment;

     (q) a certificate evidencing the good standing of the Company in Georgia;

     (r) a copy certified by the Secretary of RPI of all corporate or other necessary action taken by the RPI to authorize the execution, delivery and performance of the transactions contemplated by this Amendment and the Refinancing;

     (s) a copy of the articles of incorporation (certified as of a recent date by the Secretary of State of Georgia) and bylaws (certified by the Secretary of
RPI) of RPI as in effect on the date hereof;

                                     -A-6-

     (t) a certificate of incumbency and specimen signatures with respect to each of the officers of RPI who are authorized to execute and deliver all documents contemplated by this Amendment;

     (u) a certificate evidencing the good standing of RPI in Georgia;

     (v) a copy certified by the Secretary of each Guarantor of all corporate or other necessary action taken by such Guarantor to authorize the execution, delivery and performance of the transactions contemplated by this Amendment and the Refinancing;

     (w) a certificate of incumbency and specimen signatures with respect to each of the officers of each Guarantor who are authorized to execute and deliver all documents contemplated by this Amendment; and

     (x) such other documents or instruments as a Lender or the Agent may request.

     Section 7.  Acknowledgment.  The Company hereby acknowledges and agrees
                 --------------
that RPI shall not be considered a Permitted Subsidiary under the Credit Agreement or any of the Credit Documents.

     Section 8.  Benefits.  This Amendment shall be binding upon and shall
                 --------
insure to the benefit of the parties hereto and their respective successors and assigns.

     Section 9.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                 -------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     Section 10.  Effect.  Except as expressly herein amended, the terms and
                  ------
conditions of the Credit Agreement and the other Credit Documents shall remain in full force and effect.

     Section 11.  Counterparts.  This Amendment may be executed in any number of
                  ------------
counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

     Section 12.  Definitions.  All terms defined in the Credit Agreement which
                  -----------
are used herein shall have the meanings defined in the Credit Agreement, unless specifically defined otherwise herein.

                      [Signatures begin on following page]

                                     -A-7-

     IN WITNESS WHEREOF, the parties hereto have set forth their hands in one or more counterparts as of the ____ day of December, 1996.

                         HARRY'S FARMERS MARKET, INC.

                         By:___________________________________
                              Authorized Officer

                         Attest:_________________________________
                              Name:___________________________
                              Title:____________________________

                         [CORPORATE SEAL]



                         NATIONSBANK, N.A. (SOUTH), as a Lender and as Agent

                         By:____________________________________
                              Name:____________________________
                              Title:______________________________


                         CREDITANSTALT-BANKVEREIN, New York Branch, as a Lender

                         By:_____________________________________
                              Name:_____________________________
                              Title:_______________________________


                         By:_____________________________________
                              Name:_____________________________
                              Title:_______________________________

                    [Signatures continued on following page]

                                     -A-8-

                  ACKNOWLEDGMENT AND CONSENT OF THE GUARANTORS

     Each of Marthasville Trading Company and Karalea, Inc. (collectively, the "Guarantors") hereby consents to the foregoing execution and delivery of this Eighth Amendment to Amended and Restated Credit Agreement (the "Agreement"), and to the performance by the Company and to its agreements and obligations thereunder and all agreements and documents entered into in connection therewith. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement. Each of the Guarantors further affirms that neither the Agreement nor the performance of the Credit Agreement and the other Credit Documents as has been amended to date shall limit, restrict extinguish or otherwise impair its liability to the Agent or the Lenders pursuant to its respective Guaranty, whether such obligations are now existing or hereafter arise. Each Guarantor acknowledges that all of the terms and conditions contained in such Guarantor's respective Guaranty shall continue in full force and effect.

     Dated as of the _____ day of December, 1996.

                              MARTHASVILLE TRADING COMPANY


                              By:
                                 ---------------------------------
                                 Title:
                                       ---------------------------


                              KARALEA, INC.


                              By:
                                 --------------------------------
                                 Title:
                                       --------------------------

                                     -A-9-

                                   EXHIBIT A
                                   ---------

                            FORM OF PLEDGE AGREEMENT


     THIS PLEDGE AGREEMENT dated as of December 31, 1996 by and between Harry's Farmers Market, Inc., a Georgia corporation (the "Pledgor") and NationsBank, N.A. (South), as Agent (the "Pledgee").

     WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of December 27, 1995 (as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Credit Agreement") by and among the Pledgor, the Lenders named therein (the "Lenders") and the Pledgee, the Lenders have made available to the Pledgor certain financial accommodations; and

     WHEREAS, the Pledgor desires to transfer certain property to Roman Properties, Inc., a Georgia corporation ("RPI") in connection with the transactions contemplated by that certain Eighth Amendment to Amended and Restated Credit Agreement dated as of the date hereof (the "Amendment") by and among the Pledgor, the Lenders and the Agent;

     WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Pledgor execute and deliver this Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1.  PLEDGE.  The Pledgor hereby pledges, hypothecates, assigns,
                 ------
transfers, sets over and delivers unto the Pledgee for the benefit of the Lenders, and grants to the Pledgee for the benefit of the Lenders a security interest in, all of the Pledgor's right, title and interest in, to and under the following (collectively, the "Pledged Collateral"): (a) all of the common stock, shares, equity interest and other securities (collectively, "Securities") of RPI as more particularly described on Schedule 1 attached hereto; (b) any additional Securities of RPI as may from time to time be issued to the Pledgor or otherwise acquired by the Pledgor; (c) any cash or additional Securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution of, any of the property referred to in any of the immediately preceding clauses (a) and (b); and (d) any and all products and proceeds of any of the foregoing, together with and all other rights, titles, interests, powers, privileges and preferences pertaining to said property.

     SECTION 2.  OBLIGATIONS SECURED.  This Agreement is made, and the security
                 -------------------
interest created hereby is granted to the Pledgee for the benefit of the Lenders, to secure the prompt performance and payment in full of the following (collectively, the "Secured Obligations"): (a) all Obligations and (b) any reasonable costs or expenses incurred by the Pledgee or Pledgee's counsel

                                     -A-10-
in connection with the realization of the security for which this Agreement provides, including, without limitation, any reasonable costs or expenses of any proceedings to which this Agreement may give rise.

     SECTION 3.  REPRESENTATIONS AND WARRANTIES.  The Pledgor hereby represents
                 ------------------------------
and warrants to the Pledgee and the Lenders as follows:

     (a) Validly Issued, etc.  All of the outstanding stock of RPI has been
         --------------------
validly issued and are fully paid and nonassessable.

     (b) Title and Liens.  The Pledgor is, and will at all times continue to be,
         ---------------
the legal and beneficial owner of the Pledged Collateral and none of the Pledged Collateral is subject to any Lien other than Permitted Liens. No financing statement under the Uniform Commercial Code of any jurisdiction which names the Pledgor as debtor or covers any of the Pledged Collateral, or any other notice filed in the public records indicating the existence of a Lien thereon, has been filed and is still effective in any state or other jurisdiction, other than Uniform Commercial Code financing statements filed in favor of the Pledgee, and the Pledgor has not signed any such financing statement or notice or any security agreement authorizing the filing of any such financing statement or notice, other than Uniform Commercial Code financing statements filed in favor of the Pledgee.

     (c) Authority, etc.  The Pledgor (i) has the power and authority to pledge
         --------------
the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement and Permitted Liens), however arising, of all persons.

     (d) No Approval.  No consent or approval of any Governmental Agency or any
         -----------
securities exchange was or is necessary to the validity of the pledge effected hereby.

     (e) Outstanding Shares.  The Securities pledged by the Pledgor hereunder
         ------------------
constitute 100% of the issued and outstanding stock of RPI.

     SECTION 4.  NO LIENS; NO SALE OF PLEDGED COLLATERAL.  The Pledgor hereby
                 ---------------------------------------
unconditionally covenants and agrees that it will not create, assume, incur or permit or suffer to exist or to be created, assumed or incurred, any Lien on any of the Pledged Collateral (or any interest therein), other than Permitted Liens, and will not, without the prior written consent of the Pledgee, sell, lease, assign, transfer or otherwise dispose of all or any portion of the Pledged Collateral (or any interest therein).

     SECTION 5.  ADDITIONAL SHARES.
                 -----------------

     (a) During the period this Agreement is in effect, the Pledgor shall not permit RPI to issue any additional shares of capital stock or other equity securities or interests to any Person other than the Pledgor. Further, the Pledgor shall not permit RPI to amend or modify its articles

                                     -A-11-
or certificate of incorporation in a manner which would affect the voting, liquidation, preference or other rights of a holder of the shares of stock pledged hereunder.

     (b) The Pledgor agrees that, until this Agreement has terminated in accordance with its terms, any additional Securities of an Issuer at any time issued to the Pledgor or otherwise acquired by the Pledgor shall be promptly delivered or otherwise transferred to the Pledgee as additional Pledged Collateral and shall be subject to the Lien of, and the terms and conditions of, this Agreement.

     SECTION 6.  VOTING RIGHTS; DIVIDENDS, ETC.
                 ------------------------------

     (a) So long as no Event of Default shall have occurred and be continuing:

          (i) the Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms and conditions of this Agreement or any agreement giving rise to or otherwise relating to any of the Secured Obligations; provided, however, that the Pledgor shall not exercise, or refrain from exercising, any such right or power if any such action would have a materially adverse effect on the value of such Pledged Collateral in the judgment of the Pledgee;

          (ii) the Pledgor shall be entitled to retain and use any and all cash dividends paid on the Pledged Collateral, but any and all stock and/or liquidating dividends, other distributions in property, return of capital or other distributions made on or in respect of Pledged Securities, whether resulting from a subdivision, combination or reclassification of outstanding Securities of an Issuer which are pledged hereunder or received in exchange for Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets or on the liquidation, whether voluntary or involuntary, of an Issuer, or otherwise, shall be and become part of the Pledged Collateral pledged hereunder and, if received by the Pledgor, shall forthwith be delivered to the Pledgee to be held as collateral subject to the terms and conditions of this Agreement.

The Pledgee agrees to execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, as appropriate, at the sole cost and expense of the Pledgor, all such proxies, powers of attorney, dividend orders and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and/or consensual rights and powers which Pledgor is entitled to exercise pursuant to clause (i) above and/or to receive the dividends which Pledgor is authorized to retain pursuant to clause
(ii) above.

     (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and/or consensual rights and powers which Pledgor is entitled to exercise pursuant to subsection (a)(i) above and/or to receive the dividends which Pledgor is authorized to receive and retain pursuant to subsection (a)(ii) above shall cease, and all such rights thereupon shall become immediately vested in the Pledgee, which shall have, to the extent permitted by law, the sole and exclusive right and authority to exercise such voting and/or

                                     -A-12-
consensual rights and powers which the Pledgor shall otherwise be entitled to exercise pursuant to subsection (a)(i) above and/or to receive and retain the dividends which the Pledgor shall otherwise be authorized to retain pursuant to subsection (a)(ii) above. Any and all money and other property paid over to or received by the Pledgee pursuant to the provisions of this subsection (b) shall be retained by the Pledgee as additional collateral hereunder and shall be applied in accordance with the provisions of Section 8. If the Pledgor shall receive any dividends or other property which it is not entitled to receive under this Section, the Pledgor shall hold the same in trust for the Pledgee, without commingling the same with other funds or property of or held by the Pledgor, and shall promptly deliver the same to the Pledgee upon receipt by the Pledgor in the identical form received, together with any necessary endorsements.

     SECTION 7.  REMEDIES UPON DEFAULT.
                 ---------------------

     (a) In addition to any right or remedy that the Pledgee may have under the Credit Agreement, the other Credit Documents or otherwise under applicable law, if an Event of Default shall have occurred, the Pledgee may exercise any and all the rights and remedies of a secured party under the UCC and may otherwise sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Pledged Collateral at a public or private sale or on any securities exchange, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Pledgee in its discretion shall deem appropriate. The Pledgee shall be authorized at any sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Collateral for their own account in compliance with the Securities Act and upon consummation of any such sale the Pledgee shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each purchaser at any sale of Pledged Collateral shall take and hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the fullest extent permitted by applicable law) all rights of redemption, stay and/or appraisal which the Pledgor now has or may at any time in the future have under any applicable law now existing or hereafter enacted. The Pledgor agrees that, to the extent notice of sale shall be required by applicable law, at least ten days' prior written notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. Such notice, in case of public sale, shall state the time and place for such sale, and, in the case of sale on a securities exchange, shall state the exchange on which such sale is to be made and the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Pledgee may fix and shall state in the notice or publication (if any) of such sale. At any such sale, the Pledged Collateral, or portion thereof to be sold, may be sold in one lot as an entirety or in separate parcels, as the Pledgee may determine in its sole and absolute discretion. The Pledgee shall not be obligated to make any sale of the Pledged Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Pledged Collateral may have been given. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further

                                     -A-13-
notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Pledgee until the sale price is paid by the purchaser or purchasers thereof, but the Pledgee shall not incur any liability to the Pledgor in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. At any public sale made pursuant to this Agreement, each of the Pledgee and the Lenders, to the extent permitted by applicable law, may bid for or purchase, free from any right of redemption, stay and/or appraisal on the part of the Pledgor (all said rights being also hereby waived and released to the extent permitted by applicable law), any part of or all the Pledged Collateral offered for sale and may make payment on account thereof by using any claim then due and payable to the Pledgee or the Lenders from the Pledgor as a credit against the purchase price, and the Pledgee and the Lenders may, upon compliance with the terms of sale and to the extent permitted by applicable law, hold, retain and dispose of such property without further accountability to the Pledgor therefor. For purposes hereof, a written agreement to purchase all or any part of the Pledged Collateral shall be treated as a sale thereof; the Pledgee shall be free to carry out such sale pursuant to such agreement and the Pledgor shall not be entitled to the return of any Pledged Collateral subject thereto, notwithstanding the fact that after the Pledgee shall have entered into such an agreement all Events of Default may have been remedied or the Secured Obligations may have been paid in full as herein provided. The Pledgor hereby waives any right to require any marshaling of assets and any similar right.

     (b) In addition to exercising the power of sale herein conferred upon it, the Pledgee shall also have the option to proceed by suit or suits at law or in equity to foreclose this Agreement and sell the Pledged Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction.

     (c) The rights and remedies of the Pledgee under this Agreement are cumulative and not exclusive of any rights or remedies which it would otherwise have.

     SECTION 8.  APPLICATION OF PROCEEDS OF SALE AND CASH.  The proceeds of any
                 ----------------------------------------
sale of the whole or any part of the Pledged Collateral, together with any other moneys held by the Pledgee under the provisions of this Agreement, shall be applied by the Pledgee in the following order:

     (a) First: to the payment of all costs and expenses incurred in connection with such sale or other realization, including reasonable attorneys' fees incurred if the Pledgee endeavored to collect the Secured Obligations by or through an attorney at law;

     (b) Second: to the payment of the interest due upon any of the Secured Obligations, in any order which the Lenders may elect;

     (c) Third: to the payment of the principal due upon any of the Secured Obligations in any order which the Lenders may elect; and

                                     -A-14-

     (d) Fourth: the balance (if any) of such proceeds shall be paid to the Pledgor or to whomsoever may be legally entitled thereto.

The Pledgor shall remain liable and will pay, on demand, any deficiency remaining in respect of the Secured Obligations.

     SECTION 9.  PLEDGEE APPOINTED ATTORNEY-IN-FACT.  The Pledgor hereby
                 ----------------------------------
constitutes and appoints the Pledgee as the attorney-in-fact of the Pledgor with full power of substitution either in the Pledgee's name or in the name of the Pledgor to do any of the following: (a) to perform any obligation of the Pledgor hereunder in the Pledgor's name or otherwise; (b) to ask for, demand, sue for, collect, receive, receipt and give acquittance for any and all moneys due or to become due under and by virtue of any Pledged Collateral; (c) to prepare, execute, file, record or deliver notices, assignments, financing statements, continuation statements, applications for registration or like papers to perfect, preserve or release the Pledgee's security interest in the Pledged Collateral or any of the documents, instruments, certificates and agreements described in Section 10; (d) to verify facts concerning the Pledged Collateral in its own name or a fictitious name; (e) to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor, representing any interest or dividend or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof and to give full discharge for the same; (f) to exercise all rights, powers and remedies which the Pledgor would have, but for this Agreement, under the Pledged Collateral; and (g) to carry out the provisions of this Agreement and to take any action and execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes hereof, and to do all acts and things and execute all documents in the name of the Pledgor or otherwise, deemed by the Pledgee as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder. Nothing herein contained shall be construed as requiring or obligating the Pledgee to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any action with respect to the Pledged Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Pledgee or omitted to be taken with respect to the Pledged Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Pledgee. The power or attorney granted herein is irrevocable and coupled with an interest.

     SECTION 10.  FURTHER ASSURANCES.  The Pledgor shall, at its sole cost and
                  ------------------
expense, take all action that may be necessary or desirable in the Pledgee's sole discretion, so as at all times to maintain the validity, perfection, enforceability and priority of the Pledgee's security interest in the Pledged Collateral, or to enable the Pledgee to exercise or enforce its rights hereunder, including without limitation executing and delivering financing statements, pledges, designations, notices and assignments, in each case in form and substance satisfactory to the Pledgee, relating to the creation, validity, perfection, priority or continuation of the security interest granted hereunder. The Pledgor agrees to take, and authorizes the Pledgee to take on the Pledgor's behalf, any or all of the following actions with respect to any Pledged Collateral as the Pledgee shall deem necessary to perfect the security interest and pledge created hereby or to enable the Pledgee to enforce its rights and remedies hereunder: (i) to register in the name of the Pledgee any Pledged

                                     -A-15-

Collateral in certificated or uncertificated form; (ii) to endorse in the name of the Pledgee any Pledged Collateral issued in certificated form; and (iii) by book entry or otherwise, identify as belonging to the Pledgee a quantity of securities that constitutes all or part of the Pledged Collateral registered in the name of the Pledgee. Notwithstanding the foregoing the Pledgor agrees that Pledged Collateral which is not in certificated form or is otherwise in book-entry form shall be held for the account of the Pledgee. The Pledgor hereby authorizes the Pledgee to execute and file in all necessary and appropriate jurisdictions (as determined by the Pledgee) one or more financing or continuation statements (or any other document or instrument) in the name of the Pledgor and to sign the Pledgor's name thereto. The Pledgor authorizes the Pledgee to file any such financing statement, document or instrument without the signature of the Pledgor to the extent permitted by applicable law. Any property comprising part of the Pledged Collateral required to be delivered to the Pledgee pursuant to this Pledge Agreement shall be accompanied by proper instruments of assignment duly executed by the Pledgor and by such other instruments or documents as the Pledgee may reasonably request.

     SECTION 11.  SECURITIES ACT.  In view of the position of the Pledgor in
                  --------------
relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar applicable law hereafter enacted analogous in purpose or effect (such Act and any such similar applicable law as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Collateral permitted hereunder. The Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Pledgee if the Pledgee were to attempt to dispose of all or any part of the Pledged Collateral in accordance with the terms hereof, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Pledgee in any attempt to dispose of all or part of the Pledged Collateral in accordance with the terms hereof under applicable Blue Sky or other state securities laws or similar applicable law analogous in purpose or effect. The Pledgor recognizes that in light of the foregoing restrictions and limitations the Pledgee may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that in light of the foregoing restrictions and limitations, the Pledgee, in its sole and absolute discretion, may, in accordance with applicable law, (a) proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) approach and negotiate with a single potential purchaser to effect such sale. The Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Collateral in accordance with the terms hereof at a price that the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the

                                     -A-16-
existence of public or private market upon which the quotations or sales prices may exceed substantially the price at which the Pledgee sells.

     SECTION 12.  INDEMNIFICATION.  The Pledgor agrees to indemnify and hold the
                  ---------------
Pledgee and any corporation controlling, controlled by, or under common control with, the Pledgee and any officer, attorney, director, shareholder, agent or employee of the Pledgee or any such corporation (each an "Indemnified Person"), harmless from and against any claim, loss, damage, action, cause of action, liability, cost and expense or suit of any kind or nature whatsoever (collectively, "Losses"), brought against or incurred by an Indemnified Person, in any manner arising out of or, directly or indirectly, related to or connected with this Agreement, including without limitation, the exercise by the Pledgee of any of its rights and remedies under this Agreement or any other action taken by the Pledgee pursuant to the terms of this Agreement; provided, however, the Pledgor shall not be liable to an Indemnified Person for any Losses to the extent that such Losses result from the gross negligence or willful misconduct of such Indemnified Person. The Pledgor's obligations under this section shall survive the termination of this Agreement and the payment in full of the Secured Obligations.

     SECTION 13.  CONTINUING SECURITY INTEREST.  This Agreement shall create a
                  ----------------------------
continuing security interest in the Pledged Collateral and shall remain in full force and effect until it terminates in accordance with its terms. The Pledgor and the Pledgee hereby agree that the security interest created by this Agreement in the Pledged Collateral shall not terminate and shall continue and remain in full force and effect notwithstanding the transfer to the Pledgor or any person designated by it of all or any portion of the Pledged Collateral.

     SECTION 14.  SECURITY INTEREST ABSOLUTE.  All rights of the Pledgee
                  --------------------------
hereunder, the grant of a security interest in the Collateral and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement or any other Credit Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of the payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Credit Document, or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Secured Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Secured Obligations).

     SECTION 15.  NO WAIVER.  Neither the failure on the part of the Pledgee to
                  ---------
exercise, nor the delay on its part in exercising any right, power or remedy hereunder, nor any course of dealing between the Pledgee and the Pledgor shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy hereunder preclude any other or the further exercise thereof or the exercise of any other right, power or remedy.

                                     -A-17-

     SECTION 16.  NOTICES.  Notices, requests and other communications required
                  -------
or permitted hereunder shall be given in accordance with the applicable terms of the Credit Agreement or at such other address a party may specify to the other party by like notice. All such notices and other communications shall be effective as governed by the terms of the Credit Agreement.

     SECTION 17.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
                  -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     SECTION 18.  AMENDMENTS.  No amendment or waiver of any provision of this
                  ----------
Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 19.  BINDING AGREEMENT; ASSIGNMENT.  This Agreement shall be
                  -----------------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Pledgor shall not be permitted to assign this Agreement or any interest herein or in the Pledged Collateral, or any part thereof, or any cash or property held by the Pledgee as collateral under this Agreement.

     SECTION 20.  TERMINATION.  Upon indefeasible payment in full of all of the
                  -----------
Secured Obligations, this Agreement shall terminate. Upon termination of this Agreement in accordance with its terms the Pledgee agrees to take such actions as the Pledgor may reasonably request, and at the sole cost and expense of the Pledgor, (a) to return the Pledged Collateral to the Pledgor, and (b) to evidence the termination of this Agreement, including, without limitation, the filing of any releases or any termination statements under the UCC.

     SECTION 21.  SEVERABILITY.  Whenever possible, each provision of this
                  ------------
Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

     SECTION 22.  HEADINGS.  Section headings used herein are for convenience
                  --------
only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

     SECTION 23.  COUNTERPARTS.  This Agreement may be executed in any number of
                  ------------
counterparts, each of which shall be deemed an original and all of which shall constitute but one agreement.

     SECTION 24.  DEFINITIONS.  Terms not otherwise defined herein are used
                  -----------
herein with the respective meanings given to them in the Credit Agreement.


                           [Signatures on Next Page]

                                     -A-18-

     IN WITNESS WHEREOF, the Pledgor has executed and delivered this Pledge Agreement under seal as of this the date first written above.


                                 HARRY'S FARMERS MARKET, INC.


                                 By:
                                    --------------------------------
                                    Title:
                                          --------------------------



Agreed to, accepted and acknowledged
as of the date first written above.

NATIONSBANK, N.A. (SOUTH),
 AS AGENT


By:
   --------------------------------
  Title:
        ---------------------------

                                     -A-19-

                         SCHEDULE 1 TO PLEDGE AGREEMENT

                                 PLEDGED SHARES
                                 --------------

---------------------------------------------------------------------------------
Issuer                    No. of Securities  Type of Securities  Certificate Nos.
------                    -----------------  ------------------  ----------------
---------------------------------------------------------------------------------
Roman Properties, Inc.    100 shares         Common Stock         1
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------



                                     -A-20-

                                   EXHIBIT B
                                   ---------

                          FORM OF LANDLORD'S AGREEMENT


     THIS LANDLORD'S AGREEMENT (this "Agreement") is made and entered into as of the 31st day of December, 1996, by Roman Properties, Inc., a Georgia corporation ("Landlord") in favor of NationsBank, N.A. (South), as agent under the Credit Agreement referred to below (the "Agent").

     WHEREAS, Harry's Farmers Market, Inc. (the "Tenant"), currently owns certain property, and the improvements thereon, located at 1075 Northfield Court, Roswell, Georgia (the "Premises") and proposed to transfer them to the Landlord pursuant to that certain Quitclaim Deed and Bill of Sale each dated as of December 27, 1996 and thereafter lease the Premises from the Landlord pursuant to a certain lease (the "Lease"), dated as of December 27, 1996, between the Landlord, as lessor, and the Tenant; and

     WHEREAS, Tenant has entered into a certain Amended and Restated Credit Agreement dated as of December 27, 1995 (as may be amended, restated, supplemented or modified from time to time in accordance with its terms the "Credit Agreement"; capitalized terms used herein and not defined herein are used herein with the respective meanings set forth in the Credit Agreement) among the Tenant, the Lenders thereunder (the "Lenders") and Agent pursuant to which Agent and the Lenders have made certain loans, advances and extensions of credit to Tenant; and

     WHEREAS, Tenant has secured the Loans, advances and extensions of credit made to it under the Credit Agreement by granting to the Agent, for the benefit of the Lenders under the Credit Agreement, liens on and security interests in substantially all of the property of Tenant, including, without limitation, all inventory, machinery and equipment of Tenant whether now owned or hereafter acquired (the "Collateral"), portions of which Collateral are or may be located on the Premises; and

     NOW, THEREFORE, in order to induce the Agent and the Lenders thereunder to enter consent to the transfer of the Premises from the Tenant to the Landlord, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord hereby agrees as follows:

     1. The Landlord hereby acknowledges and agrees that, the Agent's security interest in the Collateral located on the Premises shall be superior to any interest which Landlord may have therein, and Landlord will not assert against any of the Collateral any statutory, contractual or possessory liens, including, without limitation, rights of levy or distraint for rent, all of which it hereby waives in favor of the Agent for the term of this Agreement.

                                     -B-1-

     2. Landlord agrees that none of the Collateral shall be deemed to be a fixture or a part of the Premises, notwithstanding its degree of attachment to the Premises and shall be regarded as personal property at all times.

     3. Landlord confirms: (i) Landlord is the landlord under the Lease; (ii) to the best of Landlord's knowledge Tenant is the tenant under the Lease and, Landlord has received no notice of any assignment of the Lease by Tenant to a third party; (iii) the Lease is in full force and effect and has not been amended, modified, or supplemented except as set forth in the Lease; (iv) to the best of Landlord's knowledge Landlord has no defense, offset, claim or counterclaim against Landlord's obligations under the Lease; and (v) no notice of default has been given under or in connection with the Lease (other than as to defaults that have been cured), and Landlord has no knowledge of any occurrence that would constitute such a default.

     4. Notwithstanding anything to the contrary in the Lease or under applicable law, no termination, cancellation, surrender, restatement, modification, change, supplement or amendment of the Lease by Tenant shall be effective without Agent's prior written consent.

     5. Tenant's grant of security to the Agent for the benefit of the Lenders in the Collateral located on the Premises does not and shall not constitute a default under the Lease. To the extent (if any) that the Lease requires Landlord's consent, Landlord consents to such grant of security.

     6. In the event Tenant defaults in its obligations under the Lease and Landlord intends to exercise any of its remedies thereunder, including, but not limited to, any right of termination, Landlord will notify the Agent at the address and in the manner set forth herein and shall give the Agent the opportunity to cure such default within the longer of (a) thirty (30) days from its receipt of notice of such default and (b) the time given to the Tenant under the Lease for the cure of such default. During the foregoing cure period(s), Landlord shall accept cure of the Default by Agent. If any default is cured, then Landlord shall rescind the notice of default.

     7. If Tenant defaults in its obligations to the Agent under the Credit Agreement (whether or not there exists a default under and as defined by the Lease) and, as a result, the Agent desires to exercise its remedies with respect to the Collateral, Landlord agrees to permit the Agent, at the Agent's option:

          (a) to keep the Collateral on the Premises for a period of ninety (90) days without charge, prorated on a daily basis, without becoming personally obligated for any other obligations of Tenant;

          (b) to enter into and take possession and control of the Premises for the remaining term of the Lease, subject to the terms and conditions of the Lease but without becoming personally obligated for any obligations of Tenant thereunder other than an obligation for rent, payable at the end of each month, at a rate equal to the rental under the Lease, as then in effect, pro rated on a daily basis;

                                     -B-2-

          (c) to assign or sublease all of Tenant's right, title and interest in and to the Lease to any third party or parties who shall assume all of Tenant's obligations under the Lease; and/or

          (d) to enter onto the Premises, and to remove the Collateral from the Premises, without charge, except for reasonable compensation for any damage to the Premises caused by such removal;

and in any such event, Landlord agrees to cooperate with the Agent and not to hinder the Agent's actions in enforcing their respective remedies with respect to the Collateral.

     8. If Tenant shall file or have filed against it a petition or assignment in bankruptcy and pursuant to such bankruptcy filing Tenant disaffirms or rejects the Lease, or if the Landlord terminates the Lease as a result of the default of Tenant thereunder, Landlord agrees, upon the request of the Agent, to enter into a new lease under the identical terms and conditions as in the Lease for the term then remaining in the Lease with the Agent, or the designee of the Agent.

     9. If Landlord sends any notice of default under the Lease to Tenant, Landlord shall either simultaneously therewith or within a reasonable time thereafter send Agent a copy. Landlord shall promptly send Agent a copy of any notice received by Landlord relating to any alleged breach or default under any mortgage, deed of trust, security agreement or other instrument to which Landlord is a party that may affect the Lease or the Premises.

     10. Notices, requests and other communications required or permitted hereunder shall be in writing and shall be made by personal delivery, facsimile transmitter or certified or registered mail, return receipt requested, addressed as follows:

     (a)  If to the Agent:

     NationsBank, N.A. (South)
     600 Peachtree Street
     Atlanta, Georgia  30308
     Attention:  Ms. Nancy Goldman
     Telephone:  (404) 607-5539
     Telecopy:  (404) 607-6467

     (b)  If to the Landlord:
     c/o Harry's Farmers Market, Inc.
     1180 Upper Hembree Road
     Roswell, Georgia  30076
     Attention:  Chief Financial Officer
     Telecopy No. (770) 772-9067

or at such other address as the Agent or Landlord may specify by like notice.

                                     -B-3-

     11.  This Agreement may not be modified or terminated orally.

     12. This Agreement shall bind and benefit Landlord's and Agent's heirs, successors and assigns. In connection with any refinancing, replacement or modification of the Credit Agreement (including any increase in the aggregate principal amount of indebtedness) or pursuant to any other change in the Credit Agreement or the security arrangements for the Credit Agreement, Agent may assign this Agreement to any successor or other new lender (which lender may include Agent) (the "New Lender"). This Agreement shall, without further action by any party, be enforceable by New Lender. Although this paragraph is self-executing, Landlord shall, on New Lender's request, execute and deliver a written acknowledgment confirming the foregoing in form reasonably satisfactory to New Lender.

     13. This Agreement shall remain effective until Landlord shall have received Agent's written certification that the Credit Agreement has been terminated and all "Obligations" (as such terms is defined in the Credit Agreement) to Agent have been irrevocably paid and satisfied in full.

     14. Landlord acknowledges that Landlord's execution and delivery of this Agreement constituted a material element of Agent's inducement to consent to the transfer of the Premises from the Tenant to the Landlord.


                         [Signatures on following page]

                                     -B-4-

     IN WITNESS WHEREOF, Landlord has set its hand and seal as of the day and year first written above.

Signed, sealed and delivered as of the    ROMAN PROPERTIES, INC.
 ____ day of December, 1996,
in the presence of:


----------------------------------------  By:
Unofficial Witness                           -----------------------------
                                          Name:
                                               ---------------------------
                                          Title:
                                                --------------------------

----------------------------------------
Notary Public

My Commission Expires:

           [NOTARIAL SEAL]



Consented and Agreed By Tenant

HARRY'S FARMERS MARKET, INC.

By:
   -----------------------------
Name:
     ---------------------------
Title:
      --------------------------


                                     -B-5-

                                   EXHIBIT C
                                   ---------

                        FORM OF INTERCREDITOR AGREEMENT

          THIS INTERCREDITOR AGREEMENT dated as of December 31, 1996 by and among NATIONWIDE LIFE INSURANCE COMPANY ("Nationwide") and NATIONSBANK, N.A. (SOUTH) ("NationsBank") and CREDITANSTALT-BANKVEREIN ("Creditanstalt", Creditanstalt and NationsBank each referred to herein as a "Lender" and collectively, the "Lenders") and NATIONSBANK, N.A. (SOUTH), as Agent for the Lenders (the "Agent");

                              W I T N E S S E T H:
                              --------------------

          WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of December 30, 1994 (as amended from time to time, the "Credit Agreement") by and among the Lenders, the Agent and Harry's Farmers Market, Inc. (the "Company"), the Lenders have made available to the Company certain financial accommodations on the terms and conditions set forth therein;

          WHEREAS, to secure the obligations of the Company under the Credit Agreement, the Company has granted to the Agent, on behalf of the Lenders, a security interest in, and/or lien upon, among other things, the Lender Collateral (as defined below);

          WHEREAS, the Company intends to transfer certain property described on Exhibit A hereof (the "Real Property") to Roman Properties, Inc., a Georgia corporation and a wholly-owned subsidiary of the Company ("RPI");

          WHEREAS, Nationwide intends to extend a loan to RPI pursuant to that certain Real Estate Note dated as of the date hereof (the "Real Estate Note") executed by the Company in favor of Nationwide in the original principal amount of $2,700,000;


          WHEREAS, to secure the obligations of the Company under the Real Estate Note, the Company proposes to grant to Nationwide a security interest in, and/or lien upon, the Nationwide Collateral (as defined below);

          WHEREAS, the Company, the Lenders and the Agent intend to enter into that certain Eighth Amendment to Amended and Restated Security Agreement dated as of the date hereof (the "Amendment") to permit the transactions contemplated by the Real Estate Note and for certain other purposes;

          WHEREAS, it is a condition precedent to the grant by the Lenders of their consent to transactions contemplated by the Real Estate Note that the Lenders and the Agent enter into an intercreditor agreement with Nationwide in form and substance satisfactory to the Lenders and the Agent;

                                     -C-1-

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

          Section 1.  Definitions.  In addition to terms defined elsewhere
                      -----------
herein, the following terms shall have the following meanings:

          "Acceleration Action" shall mean the taking of any action following the occurrence of an Event of Default under the relevant agreement to collect all or a portion of the Nationwide Obligations or the Lender Obligations, as the case may be, including, but not limited to, declaring all or a portion of such Obligations to be immediately due and payable, accelerating the maturity or payment date of all or a portion of such Obligations, commencing legal proceedings against the Company or RPI, as the case may be (including the filing of an involuntary bankruptcy petition against the Company or RPI), repossessing, taking possession of, foreclosing upon or otherwise exercising remedies against the Nationwide Collateral or the Lender Collateral, as the case may be, directly or otherwise exercising any rights or remedies under the Loan Documents (as defined in the Real Estate Note) or the Credit Documents (as defined in the Credit Agreement), as the case may be; provided, however, that the hiring or seeking advice of counsel, the delivery of letters short of formal demands and the like shall not constitute "Acceleration Actions".

          "Agent Event of Default" shall mean the occurrence of any Event of Default under and as defined by the Credit Documents (as defined in the Credit Agreement).

          "Agent Pledge Agreement" shall mean that certain Pledge Agreement dated as of the date hereof executed by the Company in favor of the Agent, as the same may be amended from time to time, pursuant to which the Company pledged all of its shares of RPI to the Agent for the benefit of the Lenders.

          "Applicable Law" shall mean all applicable provisions of constitutions, statutes, rules, regulations and orders of all governmental bodies and all orders and decrees of all courts and other tribunals.

          "Credit Agreement" has the meaning set forth in the first "WHEREAS" clause hereof and shall include such agreement as the same may be amended, supplemented or modified from time to time.

          "Equipment" means all equipment (other than a "vehicle" of a type for which a certificate of title would be required within the meaning of O.C.G.A.
Section 40-3-20), machinery, office supplies, furniture and fixtures now owned or hereafter acquired by Company used in Company's business operations or owned by Company or in which Company has an interest and wherever located, together with all replacements and substitutions therefor, and all accessions and parts now or hereafter affixed thereto or used in connection therewith; provided, however, Equipment shall not include any equipment or other personal property leased by Company as lessee under any of the leases described in the Credit Agreement and in no event shall the term Equipment or

                                     -C-2-

Collateral include any such leases or any of Company's rights thereunder. Some or all of the Equipment may be or become fixtures on the Real Property.

          "Inventory" means (a) all inventory of the Company and all goods intended for sale or lease by the Company, or for display or demonstration; (b) all work-in-process; (c) all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in the Company's business; and (d) all documents relating to any of the foregoing.

          "Lender Collateral" shall mean all of the Company's right, title and interest in and to each of the following, wherever located and whether now or hereafter existing, or now owned or hereafter acquired or arising:

          (a)  all Receivables;

          (b)  all Inventory;

          (c)  all Equipment;

          (d) all general intangibles of the Company of every kind and nature including, but not limited to, all contract rights, choses in action and causes of action of the Company against any Person or property, all tax refunds owing to the Company, all insurance policies of the Company and all rights of the Company to receive monies thereunder and all licenses, franchises, trademarks, trade names, trade secrets, patents, copyrights and any and all other intellectual property of the Company;

          (e) all rights of the Company as an unpaid vendor or lienor (including, without limitation, stoppage in transit, replevin and reclamation) with respect to any Inventory or other properties of the Company;

          (f) all chattel paper, documents and instruments of the Company including all documents of title and certificates of insurance;

          (g) all books, records, files, computer programs, data processing records, computer software, documents, correspondence and other information at any time evidencing, describing or pertaining to or in any way related to any of the foregoing or otherwise pertaining or relating to the business or operations of the Company;

          (h) any and all balances, credits, deposits, accounts, items and monies of the Company now or hereafter with the Agent or any Lender or any affiliate of the Agent or any Lender or deposited with the Agent or any Lender or any financial institution selected by the Agent pursuant to any lock box, deposit, escrow or other collection agreement or otherwise, and all property of the Company of every kind and description now or hereafter in the possession or control of the Agent or any Lender for any reason; and

                                     -C-3-

          (i) any and all products and proceeds of any of the foregoing (including, but not limited to, any claims to any items referred to in this definition, and any claims of the Company against third parties for loss of, damage to or destruction of, any or all of the Collateral or for proceeds payable under, or unearned premiums with respect to, policies of insurance) in whatever form, including, but not limited to, cash, instruments, general intangibles, accounts, equipment, inventory, farm products, other goods, documents and chattel paper and all proceeds of such proceeds.

          "Lender Obligations" shall mean all of the indebtedness, interest, charges and other obligations owing to the Agent and the Lenders by the Company under the Credit Agreement and the other Credit Documents.

          "Nationwide Collateral" shall mean:

          (a)  the Real Property;

          (b) the Improvements as defined in the Nationwide Security Deed, including, without limitation, any and all additions to, substitutions for or replacement of such Improvements;

          (c) all minerals, royalties, gas rights, water, water rights, water stock, flowers, shrubs, lawn plants, crops, trees, timber and other emblements now or hereafter located on, under or above any part of the Real Property;

          (d) the Appurtenances as defined in the Nationwide Security Deed;

          (e) the Rents as defined in the Nationwide Security Deed;

          (f) any awards or payments, including interest thereon, and the right to receive the same, as a result of (i) the exercise of the right of eminent domain; (ii) the alteration of the grade of any street; or (iii) any other injury to, taking of or decrease in the value of , the Property to the extent of all amounts which may be secured by the Nationwide Security Deed at the date of any such award or payment including but not limited to Reasonable Attorney's Fees (as defined in the Nationwide Security Deed), costs and disbursements incurred by Nationwide in connection with the collection of such award or payment; and

          (g) the Nationwide Fixtures and Personal Property.

          "Nationwide Event of Default" shall mean the occurrence of any Event of Default under the Nationwide Loan Documents.

          "Nationwide Fixtures and Personal Property" means those Building Systems as defined in Section 2 hereof.

                                     -C-4-

          "Nationwide Non-Payment Event of Default" shall mean the occurrence of any Event of Default under the Nationwide Loan Documents other than a Nationwide Payment Event of Default.

          "Nationwide Obligations" shall mean all of the indebtedness, interest, charges and other obligations of the Company and RPI owing to Nationwide under the Real Estate Note and the other Loan Documents (as defined in the Real Estate
Note).

          "Nationwide Payment Event of Default" shall mean the occurrence of a Monetary Default under and as defined in the Real Estate Note and the other Loan Documents (as defined therein).

          "Nationwide Security Deed" shall mean that certain Deed to Secure Debt and Security Agreement dated as of the date hereof executed by RPI in favor of Nationwide, as the same may be amended from time to time.

          "Person" shall mean any individual, corporation, trustee, trust, partnership, limited liability company, limited liability partnership or partner or other person or entity.

          "Receivables" means all accounts and any and all rights to the payment of money or other forms of consideration of any kind (whether classified under the Uniform Commercial Code as accounts, chattel paper, general intangibles, or otherwise) for goods sold or leased or for services rendered including, but not limited to, accounts receivable, proceeds of any letters of credit naming the Company as beneficiary, all contract rights, notes, drafts, instruments, documents, acceptances in favor of the Company, and all other debts, obligations and liabilities in whatever form owing by any Person to the Company.

          "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State of Georgia, as the same may be amended from time to time.

          Section 2.  Acknowledgment of Respective Liens.  The parties hereto
                      ----------------------------------
acknowledge and agree that the Agent has no security interest, lien, encumbrance or other claim to any Nationwide Collateral for itself or for the benefit of the Lenders. More particularly, the Agent hereby agrees that notwithstanding anything in the Credit Documents to the contrary, it has no security interest in any furnaces, steam boilers, hot-water boilers, oil burners, pipes, radiators, air-conditioning and sprinkler systems, carpets, rugs, shades, awnings, screens, elevators located on the Real Property (collectively, the "Building Systems"). The parties hereto also agree that notwithstanding anything to the contrary herein or in any of the Loan Documents, Nationwide has no security interest, lien, encumbrance or other claim to any Lender Collateral, including, without limitation any of the Inventory, any Equipment other than the Building Systems of the Company (no matter how such Equipment may be affixed to the Real Property and notwithstanding that such Equipment may constitute fixtures under Georgia law), including without limitation, any ovens, ranges, shelving, coolers, refrigerators, freezers, bakery or kitchen appliances, cabinets, furnishings (including any equipment, other than Building Systems, ancillary to any of the foregoing) or any of the other personal property of the Company located in or on the Real Property.

                                     -C-5-

          Section 3.  Cure Rights.  Nationwide shall furnish the Agent with a
                      -----------
copy of any notice provided to the Company or RPI of the occurrence of any Nationwide Event of Default (a "Notice of Event of Default"), such notice to be sent to the Agent contemporaneously with the sending of such Notice of Event of Default to the Company or RPI, as the case may be.

          (a) Nationwide Payment Events of Default.  Upon receipt by the Agent
              ------------------------------------
of a Notice of Event of Default with respect to a Nationwide Payment Event of Default, the Lenders shall have the opportunity (but not the obligation) to cure any such Nationwide Event of Default by tendering to Nationwide, within 10 days after receipt by the Agent of the relevant Notice of Event of Default, the aggregate amount due with respect to, the Nationwide Obligations. Nationwide agrees that it shall not take any Acceleration Actions with respect to the Nationwide Obligations before the expiration of such 10-day period. In the event the Lenders shall timely cure any such Nationwide Payment Event of Default as provided in this Section 3(a), Nationwide shall be deemed to have forever waived any Event of Default under the Loan Documents by reason of the occurrence of such Nationwide Payment Event of Default, and Nationwide shall not take any Acceleration Actions with respect to the Nationwide Obligations by reason of the occurrence of such Nationwide Payment Event of Default. For purposes of this Agreement, should the 10-day period referred to herein end on a holiday or any other day that is not a business day, such 10-day period shall be deemed to end at the end of the next business day.

          (b) Nationwide Non-Payment Events of Default.  Upon receipt by the
              ----------------------------------------
Agent of a Notice of Event of Default with respect to a Nationwide Non-Payment Event of Default, the Lenders shall have the opportunity (but not the obligation) to cure any such Nationwide Non-Payment Event of Default in any manner such that the omitted performance, condition, or occurrence is completed or substituted within 30 days after receipt by the Agent of a Notice of Non-Payment Event of Default. If the Nationwide Non-Payment Event of Default is of a nature which cannot reasonably be cured within a 30-day period, then such 30-day period shall be extended to 60 days if the cure to such Nationwide Non-Payment Event of Default has been commenced and is being diligently pursued. Nationwide agrees that it shall not take any Acceleration Actions with respect to the Nationwide Obligations before the expiration of such 30-day or 60-day period, as the case may be. In the event the Lenders shall timely cure any Nationwide Non-Payment Event of Default as provided in this Section 3(b), Nationwide shall be deemed to have forever waived any Event of Default under the Loan Documents by reason of the occurrence of such Nationwide Non-Payment Event of Default and Nationwide shall not take any Acceleration Actions with respect to the Nationwide Obligations by reason of the occurrence of such Nationwide Non-Payment Event of Default.

          Section 4.  Right to Purchase Nationwide Obligations.  The Lenders
                      ----------------------------------------
shall have the opportunity (but not the obligation) at any time to purchase all Nationwide Obligations by tendering to Nationwide the aggregate amount of all principal of, and accrued interest on, and other fees or charges (including, without limitation, any prepayment premium owing pursuant to the Real Estate Note as if the Nationwide Obligations were being then pre-paid by RPI) with respect to, such Nationwide Obligations. In such event, upon receipt of full payment, Nationwide will endorse the Real Estate Note and assign the other Nationwide Loan Documents to the Agent

                                     -C-6-
or its designee, without recourse, representation or warranty. Nationwide agrees that it shall not take any Acceleration Actions with respect to the Nationwide Obligations before the expiration of any applicable grace period provided in
Section 3 hereof.

          Section 5.  Lender Collateral as Personal Property.  Notwithstanding
                      --------------------------------------
anything in any Credit Document or Loan Document to the contrary, Nationwide hereby agrees that none of the Lender Collateral located on the Real Property shall be deemed to be a fixture or a part of the Real Property, notwithstanding the degree of attachment to such Real Property and such Lender Collateral shall be regarded as personal property at all times.

          Section 6.  Agent's Rights of Entry upon an Agent Event of Default.
                      ------------------------------------------------------
Upon the occurrence of an Agent Event of Default and, as a result, the Agent desires to exercise its remedies with respect to the Lender Collateral, Nationwide agrees to permit the Agent to enter onto the Real Property and to remove any Lender Collateral from the Real Property, without charge. Nationwide will agree to cooperate with Agent and agrees not to hinder the Agent in its efforts to remove and foreclose upon the Lender Collateral. The Agent will agree to reimburse Nationwide for all of its reasonable out-of-pocket costs and expenses incurred in connection with such cooperation.

          Section 7.  Nationwide Election of Remedies.  In the event the Lenders
                      -------------------------------
do not cure any Nationwide Event of Default as provided in Section 3 hereof within the time periods described therein or do not purchase the Nationwide Obligations as provided in Section 4 hereof within the applicable cure period, nothing herein shall prohibit Nationwide from taking any Acceleration Actions with respect to the Nationwide Obligations. Likewise, other than limitations set forth in this Intercreditor Agreement, nothing herein shall be construed to restrict the ability to Nationwide to enforce the Loan Documents.

          Section 8.  Limitation of Agent's and Lenders' Liability.  Nationwide
                      --------------------------------------------
acknowledges and agrees that upon any Acceleration Action taken by the Agent with respect to the Agent Pledge Agreement, neither the Agent nor any Lender shall be liable in any manner for any Nationwide Obligation. Further, under no circumstances shall the Lenders or the Agent be deemed to be parties to, to have assumed any obligation under, or in any manner to be liable with respect to any obligation arising under that certain (a) Principal's Indemnification and Guaranty Agreement dated as of the date hereof executed by the Company in favor of Nationwide; (b) Environmental Indemnity Agreement dated as of the date hereof executed by RPI in favor of Nationwide; or (c) Accessibility Indemnity Agreement dated as of the date hereof executed by RPI in favor of Nationwide. Nothing conferred in this paragraph 8 will limit or impair the liability of RPI for any Nationwide Obligation.

          Section 9.  Further Assurances; Assignments.  Each party hereto agrees
                      -------------------------------
to execute and record such documents and instruments as are reasonably necessary to evidence and/or carry out the agreements set forth herein. Further, each party further agrees that, prior to any assignment or sale of a participation in any of its interest in the Nationwide Obligations or the Lender Obligations, as the case may be, , it shall have the proposed assignee or participant execute an acknowledgment in favor of the Agent or Nationwide, as the case may be pursuant to which such

                                     -C-7-
assignee or participant acknowledges the existence of this Agreement and the agreements contemplated hereby and agrees to be bound hereby as if an original signatory hereto.

          Section 10.  Turnover of Proceeds/Collateral.  In the event any party
                       -------------------------------
hereto obtains, accepts, receives or retains any monies, collateral, assets or properties of the Company, RPI or other Persons to which it is not entitled to so obtain, accept, receive or retain pursuant to this Intercreditor Agreement, such party shall hold such monies, collateral, assets or properties in trust for the other party hereto and shall immediately deliver such monies, collateral, assets or properties to such other party in the form received, together with such endorsements as may be necessary or appropriate to so transfer such monies, collateral, assets or properties to such other party.

          Section 11.  Successors and Assigns/Amendments.  The terms and
                       ---------------------------------
conditions hereof shall be binding upon, and inure to the benefit of, the successors and assigns of the parties hereto. No amendment, modification or waiver of any provision of this Intercreditor Agreement shall in any way be effective unless the same shall be in writing and signed by the parties hereto.

          Section 12.  Notices.  Nationwide hereby agrees to give the Agent
                       -------
written notice 10 days before amending or waiving any of the provisions of the Loan Documents or taking a security interest, lien or encumbrance in any other collateral as security for the Nationwide Obligations; provided, however, that the Agent will have no right to consent to or approve of the same.

          Section 13.  Governing Laws.  THIS INTERCREDITOR AGREEMENT SHALL BE
                       --------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

          Section 14.  Counterparts.  This Intercreditor Agreement may be
                       ------------
executed in any number of counterparts, each of which shall be deemed to be an original and when taken together shall constitute one and the same agreement.

          Section 15.  Headings.  The headings of the several sections and
                       --------
subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or constitution of any provision of this Agreement.

          Section 16.  Term of Agreement.  This Agreement shall continue in full
                       -----------------
force and effect and shall not be revocable by any party hereto until the earliest to occur of the following: (i) the parties hereto in writing mutually agree to terminate this Agreement; (ii) the Lender Obligations are indefeasibly fully paid and discharged and the Credit Agreement, the Security Documents (as defined in the Credit Agreement) are terminated; or (iii) Nationwide Obligations are indefeasibly fully paid and discharged and the Nationwide Loan Documents are terminated.

          Section 17.  Third Party Beneficiaries.  Nothing contained in this
                       -------------------------
Agreement shall be deemed to indicate that this Agreement has been entered into for the benefit of any Person including the Company or RPI other than the parties hereto, and no Person other than

                                     -C-8-

Nationwide, the Lenders and the Agent (or any assignee or participant of any of the foregoing) shall be deemed beneficiaries of this Agreement.

          Section 18.  Amendment to Loan Documents or Credit Documents.  Except
                       -----------------------------------------------
as provided in the next succeeding sentence, nothing herein prevents the parties hereto from modifying or amending any such party's loan documents or other agreements with Company or RPI. Nationwide hereby agrees that it will not without the prior written consent of the Agent amend the Real Estate Note or any Loan Document in any manner which would (i) grant to Nationwide a lien upon or security interest in any Lender Collateral or otherwise include any Lender Collateral as security for any of the Nationwide Obligations; (ii) cross-default or cross-accelerate any of the Nationwide Obligations to any other agreement other than an agreement between Nationwide and RPI; or (iii) include any agreement, covenant or other obligation on the part of RPI or the Company such that RPI or the Company must maintain certain financial ratios or other financial standards. Nothing in this Agreement is intended to modify or amend any of the Credit Documents or Loan Documents and none of the rights to modify such documents as acknowledged in the first sentence of this Section 18 should be construed to indicate any consent to Harry's or RPI by any of the parties hereto to enter into any such amendment.

          Section 19.  Acknowledgment and Consent of Landlord's Agreement.
                       --------------------------------------------------
Nationwide hereby acknowledges and consents to RPI executing that certain Landlord's Agreement dated as of the date hereof in favor of the Agent for the benefit of the Lenders.

          Section 20.  Rights Not Cumulative.  The rights of the parties hereto
                       ---------------------
are cumulative and not exclusive of one another.


              (Signatures to Intercreditor Agreement on next page)

                                     -C-9-

          IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be duly executed and delivered as of the date and year first written above.

                         NATIONSBANK, N.A. (SOUTH), as a Lender and as Agent

                         By:__________________________________________
                            Name:_____________________________________
                            Title:____________________________________

                         Address for Notices:

                         600 Peachtree Street
                         Atlanta, Georgia 30303

                         CREDITANSTALT-BANKVEREIN, as Lender


                         By:_________________________________________
                            Name:____________________________________
                            Title:___________________________________

                         Address for Notices:
                         Two Ravinia Drive, N.E.
                         Suite 1680
                         Atlanta, Georgia  30346


                         NATIONWIDE LIFE INSURANCE COMPANY


                         By:_________________________________________
                            Name:____________________________________
                            Title:___________________________________

                         Address for Notices:
                         One Nationwide Plaza
                         Columbus, Ohio  43215-2220
                         Attention:  Real Estate Investments

                                     -C-10-

                                 ACKNOWLEDGMENT

          Each of the Company and RPI hereby consents to the foregoing Intercreditor Agreement. Each of the Company and RPI further agrees that the parties hereto may amend or modify this Intercreditor Agreement without the consent of the Company or RPI. The parties to the Intercreditor Agreement will give the Company notice of any amendment to the Intercreditor Agreement.

          Further, the Company agrees that, in the event the Lenders elect to cure any Nationwide Event of Default as provided in Section 3 hereof or purchase the Nationwide Obligations pursuant to Section 4 hereof, any such amounts paid by the Lenders to Nationwide shall be deemed to constitute a Revolving Loan under the Credit Agreement, shall bear interest at the Default Rate (as set forth in the Credit Agreement) and shall be payable upon demand of the Lenders.

          Neither this Intercreditor Agreement nor any agreements or transactions contemplated hereby shall in any respect be interpreted, deemed or construed as making either Nationwide and/or the Agent and/or the Lenders a partner or joint venturer with the Company or RPI or as creating any similar relationship or entity. The Company agrees that it will not make any contrary assertion, contention, claim or counterclaim in any action, suit or other legal proceeding involving the parties hereto.

          Terms used in this Acknowledgment and not defined herein have the meanings ascribed to them in the foregoing Intercreditor Agreement.

          Acknowledged and Agreed as of the date first written above.

                         HARRY'S FARMERS MARKET, INC.


                         By:_______________________________________
                            Name:__________________________________
                            Title:_________________________________


                         ROMAN PROPERTIES, INC.


                         By:_______________________________________
                            Name:__________________________________
                            Title:_________________________________

                                     -C-11-

                                   EXHIBIT D
                                   ---------

                      FORM OF OPINION OF COMPANY'S COUNSEL


                               December __, 1996


NationsBank, N.A. (South),
  in its individual capacity and as Agent
NationsBank Plaza
600 Peachtree Street
21st Floor
Atlanta, Georgia 30308

Creditanstalt-Bankverein
Two Ravinia Drive
Suite 1680
Atlanta, Georgia 30346

Ladies and Gentlemen:

  This opinion is furnished to you in connection with the entry into and performance by Harry's Farmers Market, Inc. ("Harry's"), of that certain Eighth Amendment to Amended and Restated Credit Agreement, dated as of the date hereof, (the "Amendment"), by and among Harry's, NationsBank, N.A. (South), in its individual capacity ("NationsBank"), and Creditanstalt-Bankverein ("Creditanstalt," and collectively with NationsBank, the "Lenders"), and NationsBank, N.A. (South), in its capacity as Agent for the Lenders (the "Agent"). We have acted as counsel to Harry's and its wholly-owned subsidiaries, Karalea, Inc. ("Karalea"), Marthasville Trading Company ("Marthasville") and Roman Properties, Inc., a Georgia corporation ("RPI") (Harry's, Karalea, Marthasville and RPI each sometimes referred to hereinafter as a "Loan Party" and collectively as "Loan Parties") in connection with the execution and delivery of the Amendment, and the consummation by the Loan Parties of the transactions contemplated in the Transaction Documents (as hereinafter defined). Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Amendment.

  In the capacity described above, we are familiar with the articles of incorporation and the bylaws of each Loan Party and we are further familiar with the corporate proceedings of each Loan Party relating to the Transaction Documents and the transactions contemplated therein. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of the following documents:

  (a)  the Amendment;

                                     -D-1-

  (b) that certain Pledge Agreement dated as of the date hereof executed by Harry's in favor of the Agent for the benefit of the Lenders (the "Pledge Agreement");

  (c) that certain Landlord's Agreement dated as of the date hereof executed by RPI in favor of the Agent for the benefit of the Lenders;

  (d) that certain Intercreditor Agreement by and among Nationwide Life Insurance Company, the Agent and Harry's;

  (e) a certificate of existence, dated December __, 1996, with respect to Harry's issued by the Secretary of State of the State of Georgia; and

  (f) a certificate of existence, dated December ___, 1996, with respect to RPI issued by the Secretary of State of the State of Georgia.

Items (a) through (d) above are referred to collectively herein as the "Amendment Documents."

  Except as to the genuineness of the signatures of executive officers of the Loan Parties on, and the authenticity of, the Amendment Documents, in our examination of documents for purposes of rendering the opinions expressed herein, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to originals and the authenticity of all documents submitted to us as copies. We have also conducted such investigations of law as we have deemed necessary to render the opinions hereinafter set forth.

  With your permission, in rendering the opinions set forth in this opinion letter, we have assumed the following without any investigation or inquiry that each of the Amendment Documents constitutes the binding obligation of the parties thereto other than the Loan Parties, and each such party thereto has all requisite power and authority to perform its obligations thereunder;

  The opinions expressed herein are limited to the federal laws of the United States and the laws of the State of Georgia.

  Based on the foregoing and subject to the qualifications set forth herein, we are of the opinion that:

  1. Each Loan Party is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as and where such is now being conducted.

  2. The execution, delivery and performance by each Loan Party of the Amendment Documents to which it is a party are within its corporate powers, have been duly authorized by all necessary corporate action, and do not (a) contravene any law, rule or regulation of the State of

                                     -D-2-

Georgia, or of the United States, or, to the extent that we have knowledge thereof, any order, writ, judgment, injunction, decree, determination or award presently in effect which affects or binds it or any of its properties, (b) conflict with or result in a breach of any of the provisions of its articles of incorporation or bylaws, (c) conflict with or result in a breach of or default under any of the material contracts to which such corporation is a party or by which any of its respective properties may be bound, or (d) except as contemplated by the Amendment Documents, result in the creation or imposition of any lien, security interest or other charge or encumbrance upon any of its properties.

  3. To our knowledge there is no action, suit, arbitration proceeding, investigation or inquiry pending before any court, arbiter or federal, state, foreign, municipal or other governmental department, commission, board, bureau, agency or instrumentality or threatened against any Loan Party or their respective businesses or assets or which questions the validity of any Amendment Documents or any action to be taken pursuant thereto.

  4. No authorization, consent or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required to be obtained or made by any Loan Party for the due execution, delivery and performance by any of them of the Amendment Documents to which they are parties, except such as have been duly obtained or made.

  5. Each Amendment Document to which it is a party has been duly and validly executed and delivered by each Loan Party and each such Amendment Document is an enforceable obligation of such Loan Party.

  6. The Pledge Agreement grants to the Agent a valid security interest in the Pledged Collateral described in such Pledge Agreement.

  7. The authorized capital stock of RPI consists of 10,000 shares of no par common stock. All of the outstanding shares of capital stock of RPI are duly authorized, validly issued and outstanding, fully paid and non-assessable.
There are no outstanding shares of preferred stock of RPI and there are no outstanding options, warrants, subscriptions, rights, convertible securities or other agreements or plans under which RPI may become obligated to issue, sell or transfer shares of its capital stock or other securities.

  The addressees hereof may rely on that certain Opinion of Nelson, Mullins, Riley & Scarborough, L.L.P. dated as of the date hereof to Nationwide Life Insurance Company as if the same were addressed to the addressees hereof.

  This opinion letter has been delivered solely for the benefit of the Agent and the Lenders in connection with the transactions contemplated by the Amendment Documents and may not be relied upon by any other person or entity or for any other purpose without our express prior written permission. We expressly disclaim any duty to update this opinion letter in the future in the event there are any changes in relevant fact or law that may change or otherwise affect any of the opinions expressed herein.

                                     -D-3-

                              Very truly yours,



                              By:
                                 ---------------------------------

                                     -D-4-